EXHIBIT 32.1



               Certification Pursuant to 18 U.S.C Section 1350 as
                     adopted pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002



         In connection with the Quarterly Report of Omega Ventures, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence Hartman, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: July 3, 2006                By: /s/ Lawrence Hartman
                                       -----------------------------------------
                                       Lawrence Hartman, Chief Executive Officer
                                       And Chief Financial Officer